UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2017

DATE OF REPORTING PERIOD: November 1, 2016 through October 31, 2017

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE
Dynamic Convertible and Income Fund (CCD)
ANNUAL REPORT OCTOBER 31, 2017

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Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

●     Net investment income

●     Net realized short-term capital gains

●     Net realized long-term capital gains

●     And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund will adopt the managed distribution policy on January 1, 2018.

Letter to Shareholders

JOHN  P. CALAMOS, SR.
Founder, Chairman
and Global Chief
Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the one-year period ended October 31, 2017. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Calamos Dynamic Convertible and Income Fund is a total-return fund in which the investment team utilizes dynamic asset allocation to pursue high current income with less rate sensitivity while also focusing on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given political, fiscal and monetary policy unknowns, and their potential impact on interest rates and the fixed income market. To help generate income and attempt to achieve a more favorable risk/reward profile, we also have the flexibility to sell options on the underlying equities of the convertible holdings.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.1670 per share. We believe the Fund’s current annualized distribution rate, which was 9.78%* on a market price basis as of October 31, 2017, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. We aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term.

*

Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/16/17 distribution was $0.1670 per share. Based on our current estimates, we anticipate that approximately $0.0559 is paid from ordinary income or capital gains and that approximately $0.1111 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT          1

Letter to Shareholders

In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

Market Review

During the reporting period, confidence in the synchronized global growth narrative grew against a backdrop of improving economic data and healthy corporate earnings. Stocks posted strong returns and a number of bellwether market gauges reached new heights. From a geographic perspective, gains were broad based, with U.S., developed markets and emerging markets stocks advancing briskly.1 Convertible securities, which blend attributes of both stocks and bonds, participated in a large measure of the stock market’s upside, both in the U.S. and globally.2 Within the fixed income markets, more economically sensitive high-yield securities continued to perform well3 as investors maintained an appetite for risk and yield. However, as the Federal Reserve maintained a gradual course of raising short-term interest rates and investors gravitated toward stocks, traditional fixed-income securities, such as investment grade bonds, encountered headwinds.4

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we anticipate that the performance of the Fund’s holdings will exceed the cost of borrowing.

Outlook

Looking forward, we believe global economic conditions can provide a supportive backdrop for the markets. The U.S. recovery is mature but still has steam, while other major economies are in earlier stages of recovery. As global growth continues, we see additional upside in the global business cycle and, in turn, for stocks, convertible securities and select areas of the high-yield market.

**

Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt.

2           CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Letter to Shareholders

While our outlook is constructive, our teams are watchful of potential downside risks. Among them, the policies of global central banks are moving away from the exceedingly accommodative stances of past years. We are also mindful of global political instability, strained trade relationships, heated rhetoric between the U.S. and North Korea, potential deceleration in China, and high levels of corporate debt.

Further, valuations are stretched in some areas of the market, and we may see consolidation and sector rotation. Given the sustained rally in equities, we would not be surprised to see a pause or even a correction. In an environment of economic expansion, downside volatility could provide buying opportunities for our team’s long-term approach.

Calamos at 40 Years: A Look Back … and Ahead

Calamos Investments celebrated its 40-year anniversary earlier this year. Much has changed since I founded the firm in 1977. Some changes, such as the rise of passive strategies, are concerning to me—especially given our view that the markets will increasingly require experienced and active management.

However, many of these changes are quite positive, such as an increased focus on global asset allocation. I’m also encouraged by the growing role of liquid alternative strategies in investors’ portfolios. For decades, we have offered risk-managed global and alternative strategies as a way to potentially mitigate risk, enhance returns, and generate income in innovative ways. We’ve continued to expand our capabilities in both areas, always guided by the asset allocation needs of investors.

When markets are going up as they have been, investors may be more inclined to put financial planning and asset allocation on cruise control. While that’s understandable, I encourage you to take some time to check in with your financial advisor to ensure your portfolio is aligned with your goals and risk tolerance. Throughout the years, I’ve seen the markets change directions quite suddenly in a short period, often catching investors off guard. The allocations of your portfolio will also shift over time as investments appreciate at different rates. Regardless of the direction of the market, a periodic check in with your advisor can be a smart strategy, and as I have noted in the past, the new year presents a good opportunity for these conversations.

As always, we thank you for your continued trust. The longevity and success of our firm over these 40 years is a reflection of the trust you have placed in us. We look forward to helping you achieve your goals over the coming decades.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT          3

Letter to Shareholders

Please visit our website www.calamos.com often. You’ll find a wealth of resources and commentary on the markets, asset allocation and our funds.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

[1]	The MSCI All Country World Index is a measure of global stock market performance, which returned 23.86% for the one-year period ending October 31, 2017. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the one-year period ended, the index returned 23.46%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the one-year period, the index returned 23.63%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 26.91% for the one-year period ended October 31, 2017.

[2]

The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 20.69% for the one-year period ending October 31, 2017. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 16.13% for the one-year period ended October 31, 2017.

[3]	The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned 9.04% for the one-year period ending October 31, 2017.

[4]	The Bloomberg Barclays U.S. Aggregate Index is considered generally representative of the investment-grade bond market. For the one-year period ending October 31, 2017, the index returned 0.90%.

Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

4           CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund
(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund
(Ticker CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative
investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible
securities and corporate bonds, in both U.S. and
non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund
(Ticker: CSQ)

Invests in equities and higher-yielding convertible
securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund
(Ticker: CCD)

Invests in convertibles and other fixed income securities

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT          5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/17
Common Shares – Inception 3/27/15
		Since
	1 Year	Inception**
On Market Price	27.40%	2.11%
On NAV	19.19%	4.98%
* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

	SECTOR WEIGHTINGS
	Information Technology	30.9%
	Health Care	15.4
	Consumer Discretionary	14.3
	Financials	11.7
	Industrials	8.2
	Energy	5.2
	Real Estate	2.9
	Materials	2.8
	Utilities	2.4
	Telecommunication Services	2.0
	Other	0.7
	Consumer Staples	0.4
Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

DYNAMIC CONVERTIBLE AND
INCOME FUND (CCD)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of convertible and high yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned over the long term to generate capital gains as well as income. The dynamic allocation of security types also provides us with opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The product provides an alternative to funds investing exclusively in investment grade fixed-income instruments. It seeks to be less sensitive to interest rates, while providing equity exposure using convertibles. Like all six Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis by investing in multiple asset classes.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization by means of geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund increased 19.19% on a net asset value (NAV) basis and 27.40% on a market price basis for the 12-month period ended October 31, 2017. The ICE BofAML All U.S. Convertibles Index gained 18.13% over the same period.

At the end of the reporting period, the Fund’s shares traded at a 2.57% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be influenced by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best-utilized long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and market value return.

6           CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the 12-month period.

We employ a level rate distribution policy* with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1670 per share, resulting in a current annualized distribution rate of 9.78% of market price as of October 31, 2017.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in the marketplace. For example, as of October 31, 2017, the dividend yield of S&P 500 Index stocks averaged 2.07%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.38% and 2.88%, respectively.

What factors influenced performance over the reporting period?

Improvements in the convertible bond markets contributed to the Fund’s strong performance over the period. The convertible bond market, as measured by the ICE BofAML All U.S. Convertibles Index, returned 18.13% during the period. Issuance was strong during the period, which presented us with a broad selection of investment opportunities. Price performance was enhanced by good valuations in the stocks relative to the NAV earlier in the period, which served as an enticement to many investors.

In terms of economic sectors, our selection in telecom services (integrated telecommunication services) was helpful to performance relative to the ICE BofAML All U.S. Convertibles Index. In addition, our selection in consumer staples (personal products) was additive.

Our selection in information technology (semiconductors) detracted from performance, as did our selection in health care (biotechnology).

*	Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary. The Fund will transition to a managed distribution policy effective January 2018. See inside front cover for details.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT          7

Investment Team Discussion

How is the Fund positioned?

We continue to hold our highest allocation of rated securities in the BB credit tier as we believe this exposure will offer investors a better risk/reward dynamic while continuing to provide regular income. From a sector perspective, our heaviest exposures are in the information technology, health care and consumer discretionary sectors. We believe that these sectors should perform well given where we are in the economic recovery cycle and based on current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and help manage overall portfolio risk. As of October 31, 2017, over 80% our portfolio was invested in convertible securities. We believe this representation will enable our shareholders to take advantage of opportunities in the general equity markets.

The average credit quality of the portfolio is higher than that of the ICE BofAML All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. However, we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable.

Moreover, we are investing in global businesses with the ability to capitalize on the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio’s companies are performing well fundamentally, earning attractive cash flow margins and improving their credit profiles, while keeping debt at a reasonable level to fund their operations.

We believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the quarter, in spite of a cost increase due to rising interest rates, our use of leverage enjoyed a favorable reinvestment dynamic. In addition, on September 6, 2017, the Fund announced the issuance of $64 million in mandatory redeemable preferred shares (MRPS). Fitch Ratings assigned long-term ratings of AA to each class of MRPS shares. The MRPS shares were privately placed with institutional investors and were issued in three series subject to mandatory redemptions 5, 7 and 10 years from the date of issuance, as shown. The Series A ($21.25 mm), Series B ($21.25 mm), and Series C ($21.50 mm) MRPS shares are to pay monthly cash dividends initially at rates of 3.70%, 4.00% and 4.24%, respectively, subject to adjustment under certain circumstances. In connection with the MRPS share issuance, the Fund terminated an existing credit facility with BNP Paribas and revised the available credit under an existing credit facility with State Street Bank and Trust. As of October 31, 2017, our amount of leveraged assets was approximately 31%.

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic growth, the team favors quality growth companies that are poised to participate in the global economic synchronization. We specifically emphasize investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals in Europe. We are also upbeat about financials, as we believe these companies are favorably valued and positioned to grow revenues in a rising interest rate/reflationary environment. We are cautious about companies in the consumer staples sector and believe they may be fully valued because investors seek those stocks for income rather than growth. We are selective regarding companies in the

8           CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Investment Team Discussion

health care sector, favoring those that are more product-growth oriented. We believe our active, risk-managed investment approach positions us to take advantage of the volatility and opportunities in global equities.

We believe that investing in convertibles provides a means to participate in a portion of equity market upside and to procure a degree of downside protection. We think exposure to equity-sensitive convertibles will allow the Fund to optimize total return. We are also encouraged by continued issuance of convertibles, which should provide broad investment opportunities throughout the space. Our dynamic allocation mandate allows us to deploy assets over different asset classes to maximize the benefit to our shareholders. Accordingly, we know that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT          9

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (21.8%)
	Consumer Discretionary (5.7%)
381,000	Altice US Finance I Corp.*µ
	5.500%, 05/15/26	$396,526
257,000	AV Homes, Inc.
	6.625%, 05/15/22	267,293
334,000	Beverages & More, Inc.*
	11.500%, 06/15/22	301,043
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
638,000	5.125%, 05/01/27	643,819
133,000	5.000%, 02/01/28	132,107
515,000	Century Communities, Inc.*
	5.875%, 07/15/25	520,384
348,000	CRC Escrow Issuer, LLC*
	5.250%, 10/15/25	350,568
2,382,000	Dana Financing Luxembourg Sarl*
	6.500%, 06/01/26	2,593,665
	DISH DBS Corp.
972,000	6.750%, 06/01/21	1,021,849
505,000	5.875%, 11/15/24^	505,702
205,000	Eldorado Resorts, Inc.
	6.000%, 04/01/25	216,965
953,000	ESH Hospitality, Inc.*^
	5.250%, 05/01/25	987,508
2,087,000	GameStop Corp.*µ^
	6.750%, 03/15/21	2,188,240
334,000	goeasy, Ltd.*
	7.875%, 11/01/22	343,412
3,812,000	Goodyear Tire & Rubber Companyµ
	8.750%, 08/15/20	4,433,089
52,000	Guitar Center, Inc.*
	6.500%, 04/15/19	48,699
324,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*
	8.750%, 11/01/24	339,520
1,396,000	L Brands, Inc.
	6.875%, 11/01/35	1,388,504
305,000	Lions Gate Entertainment Corp.*
	5.875%, 11/01/24	323,712
334,000	M/I Homes, Inc.
	5.625%, 08/01/25	341,271
3,812,000	MGM Resorts International
	6.750%, 10/01/20	4,203,435
1,391,000	Neiman Marcus Group Ltd., LLC*^
	8.000%, 10/15/21	821,559
	Netflix, Inc.
3,130,000	5.500%, 02/15/22	3,369,054
200,000	4.875%, 04/15/28*	199,157
319,000	Penske Automotive Group, Inc.
	5.500%, 05/15/26	328,935
PRINCIPAL
AMOUNT		VALUE
	PetSmart, Inc.*
262,000	5.875%, 06/01/25	$228,420
62,000	8.875%, 06/01/25^	48,955
	Rite Aid Corp.^
686,000	7.700%, 02/15/27	583,028
538,000	6.125%, 04/01/23*	502,508
581,000	Salem Media Group, Inc.*^
	6.750%, 06/01/24	609,431
453,000	Sally Holdings, LLC / Sally Capital, Inc.^
	5.625%, 12/01/25	450,481
653,000	Time, Inc.*^
	7.500%, 10/15/25	656,934
		29,345,773

	Consumer Staples (0.6%)
343,000	Albertsons Companies, LLC /
	Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC^
	5.750%, 03/15/25	303,293
381,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	215,261
1,549,000	JBS USA LUX SA / JBS USA
	Finance, Inc.*
	7.250%, 06/01/21	1,583,690
	New Albertson’s, Inc.
305,000	7.450%, 08/01/29	255,675
162,000	8.000%, 05/01/31	141,129
	Pilgrim’s Pride Corp.*
71,000	5.750%, 03/15/25	75,225
52,000	5.875%, 09/30/27	54,108
310,000	Post Holdings, Inc.*
	5.750%, 03/01/27	322,773
		2,951,154

	Energy (1.2%)
524,000	Calfrac Holdings, LP*
	7.500%, 12/01/20	515,097
272,000	Carrizo Oil & Gas, Inc.
	8.250%, 07/15/25	293,578
338,000	Chesapeake Energy Corp.*
	8.000%, 01/15/25	334,181
62,000	Consol Mining Corp.*
	11.000%, 11/15/25	63,625
71,000	CrownRock, LP / CrownRock
	Finance, Inc.*
	5.625%, 10/15/25	72,106
634,000	DCP Midstream, LLC*^‡
	5.850%, 05/21/43
	3 mo. USD LIBOR + 3.85%	604,776
133,000	Diamond Offshore Drilling, Inc.^
	7.875%, 08/15/25	142,398
605,000	Energy Transfer Equity, LPµ
	5.500%, 06/01/27	641,125

10	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
553,000	Energy Transfer Partners, LPµ‡
	4.394%, 11/01/66
	3 mo. USD LIBOR + 3.02%	$501,847
334,000	Genesis Energy, LP / Genesis Energy Finance Corp.
	6.500%, 10/01/25	339,554
195,000	Halcon Resources Corp.*
	6.750%, 02/15/25	199,972
524,000	Laredo Petroleum, Inc.
	6.250%, 03/15/23	544,929
324,000	Plains All American Pipeline, LP^‡
	6.125%, 11/15/22
	3 mo. USD LIBOR + 4.11%	330,389
386,000	SESI, LLC*^
	7.750%, 09/15/24	399,879
143,000	SM Energy Company^
	6.750%, 09/15/26	147,103
276,000	Southwestern Energy Company^
	7.500%, 04/01/26	287,108
129,000	Transocean, Inc.*^
	7.500%, 01/15/26	133,143
334,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*
	8.750%, 04/15/23	326,951
205,000	Weatherford International, Ltd.
	8.250%, 06/15/23	206,333
143,000	WildHorse Resource
	Development Corp.*
	6.875%, 02/01/25	142,969
		6,227,063

	Financials (2.0%)
881,000	Ally Financial, Inc.µ
	8.000%, 11/01/31	1,166,827
424,000	Ardonagh Midco 3, PLC*
	8.625%, 07/15/23	446,743
548,000	AssuredPartners, Inc.*
	7.000%, 08/15/25	571,964
872,000	Dell International, LLC / EMC Corp.*µ
	6.020%, 06/15/26	974,569
334,000	Discover Financial Services‡
	5.500%, 10/30/27
	3 mo. USD LIBOR + 3.08%	341,069
257,000	HUB International, Ltd.*
	7.875%, 10/01/21	267,609
500,000	ILFC E-Capital Trust II*µ‡
	4.610%, 12/21/65	485,313
1,096,000	Jefferies Finance, LLC*^
	7.250%, 08/15/24	1,119,443
310,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
	5.250%, 10/01/25	309,924
257,000	Level 3 Financing, Inc.
	5.375%, 05/01/25	268,975
PRINCIPAL
AMOUNT		VALUE
338,000	LPL Holdings, Inc.*
	5.750%, 09/15/25	$351,931
462,000	MetLife, Inc.µ
	6.400%, 12/15/36	533,166
596,000	Navient Corp.^
	6.750%, 06/25/25	623,851
276,000	NexBank Capital, Inc.*‡&
	6.375%, 09/30/27	278,897
381,000	Oil Insurance, Ltd.*‡
	4.317%, 01/08/18
	3 mo. USD LIBOR + 2.98%	364,213
815,000	Quicken Loans, Inc.*
	5.750%, 05/01/25	864,821
138,000	Radian Group, Inc.
	4.500%, 10/01/24	141,758
466,000	Springleaf Finance Corp.^
	8.250%, 10/01/23	531,589
172,000	Towne Bank‡
	4.500%, 07/30/27
	3 mo. USD LIBOR + 2.55%	177,622
324,000	Tronox Finance, PLC*
	5.750%, 10/01/25	339,317
238,000	VEREIT Operating Partnership, LPµ
	3.950%, 08/15/27	237,722
		10,397,323

	Health Care (3.1%)
252,000	Acadia Healthcare Company, Inc.
	6.500%, 03/01/24	267,274
	Community Health Systems, Inc.^
1,144,000	7.125%, 07/15/20	993,541
310,000	6.875%, 02/01/22	226,381
667,000	DaVita, Inc.
	5.125%, 07/15/24	671,636
5,622,000	Endo International, PLC*
	7.250%, 01/15/22	5,184,889
624,000	Greatbatch, Ltd.*
	9.125%, 11/01/23	678,325
	HCA, Inc.
2,320,000	5.375%, 02/01/25^	2,393,382
286,000	7.500%, 11/06/33	323,513
348,000	Magellan Health, Inc.µ
	4.400%, 09/22/24	351,899
548,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	513,613
	Tenet Healthcare Corp.^
600,000	6.750%, 06/15/23	564,288
438,000	5.125%, 05/01/25*	426,108
291,000	Teva Pharmaceutical Finance
	Netherlands III, BV^
	3.150%, 10/01/26	257,776

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	11

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
	Valeant Pharmaceuticals
	International, Inc.*^
2,502,000	7.250%, 07/15/22	$2,405,761
314,000	5.500%, 11/01/25	321,260
400,000	West Street Merger Sub, Inc.*^
	6.375%, 09/01/25	408,248
		15,987,894

	Industrials (2.8%)
405,000	Allison Transmission, Inc.*
	4.750%, 10/01/27	409,469
334,000	Beacon Escrow Corp.*
	4.875%, 11/01/25	338,808
219,000	Catalent Pharma Solutions, Inc.*
	4.875%, 01/15/26	222,641
233,000	Covanta Holding Corp.
	5.875%, 03/01/24	234,139
353,000	Delphi Jersey Holdings, PLC*
	5.000%, 10/01/25	354,694
353,000	Fly Leasing, Ltd.^
	5.250%, 10/15/24	355,607
67,000	FXI Holdings, Inc.*
	7.875%, 11/01/24	68,161
1,005,000	Golden Nugget, Inc.*
	6.750%, 10/15/24	1,024,301
291,000	Great Lakes Dredge & Dock Corp.^
	8.000%, 05/15/22	307,404
329,000	H&E Equipment Services, Inc.*
	5.625%, 09/01/25	347,523
67,000	Hertz Corp.*
	7.625%, 06/01/22	69,844
200,000	Icahn Enterprises, LP^
	6.750%, 02/01/24	212,534
181,000	JPW Industries Holding Corp.*
	9.000%, 10/01/24	190,709
515,000	Meritor, Inc.
	6.250%, 02/15/24	550,862
1,986,000	Michael Baker International, LLC*
	8.250%, 10/15/18	1,991,630
71,000	Multi-Color Corp.*
	4.875%, 11/01/25	71,699
	Park Aerospace Holdings, Ltd.*
348,000	4.500%, 03/15/23	348,792
267,000	5.500%, 02/15/24^	276,648
391,000	Park-Ohio Industries, Inc.^
	6.625%, 04/15/27	425,060
124,000	Scientific Games International, Inc.*
	5.000%, 10/15/25	126,019
357,000	Tennant Company*
	5.625%, 05/01/25	372,878
PRINCIPAL
AMOUNT		VALUE
510,000	TransDigm, Inc.
	6.500%, 05/15/25	$527,057
33,000	Trident Merger Sub, Inc.*
	6.625%, 11/01/25	32,949
67,000	TriMas Corp.*
	4.875%, 10/15/25	67,970
	United Continental Holdings, Inc.
3,812,000	6.375%, 06/01/18^	3,902,097
210,000	4.250%, 10/01/22	211,877
	United Rentals North America, Inc.
334,000	4.875%, 01/15/28	335,506
267,000	4.875%, 01/15/28^	268,598
200,000	4.625%, 10/15/25^	204,998
		13,850,474

	Information Technology (1.4%)
2,076,000	Alliance Data Systems Corp.*
	6.375%, 04/01/20	2,106,995
367,000	Cardtronics, Inc.*µ
	5.500%, 05/01/25	366,288
314,000	CBS Radio, Inc.*^
	7.250%, 11/01/24	330,953
334,000	CDK Global, Inc.*µ
	4.875%, 06/01/27	348,489
510,000	Clear Channel Worldwide Holdings, Inc.^
	7.625%, 03/15/20	504,807
500,000	CommScope Technologies, LLC*µ
	6.000%, 06/15/25	529,713
1,429,000	First Data Corp. - Class A*
	7.000%, 12/01/23	1,530,966
329,000	Harland Clarke Holdings Corp.*
	8.375%, 08/15/22	346,746
286,000	Nuance Communications, Inc.*
	5.625%, 12/15/26	304,182
353,000	TTM Technologies, Inc.*
	5.625%, 10/01/25	359,919
291,000	VFH Parent, LLC*^
	6.750%, 06/15/22	302,672
		7,031,730

	Materials (2.6%)
539,000	AK Steel Corp.^
	6.375%, 10/15/25	531,540
476,000	Alcoa Nederland Holding, BV*µ
	7.000%, 09/30/26	544,458
967,000	ArcelorMittal, SA
	7.500%, 10/15/39	1,208,885
1,024,000	Ardagh Packaging Finance, PLC /
	Ardagh Holdings USA, Inc.*
	6.000%, 02/15/25	1,087,974
2,859,000	Constellium, NV*^
	8.000%, 01/15/23	3,053,584

12	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
262,000	First Quantum Minerals, Ltd.*
	7.250%, 04/01/23	$278,159
1,272,000	Freeport-McMoRan, Inc.
	4.550%, 11/14/24	1,272,159
3,335,000	Huntsman International, LLC
	5.125%, 11/15/22	3,587,009
191,000	Kinross Gold Corp.*^
	4.500%, 07/15/27	193,467
615,000	PBF Holding Company, LLC / PBF
	Finance Corp.*
	7.250%, 06/15/25	639,422
133,000	Steel Dynamics, Inc.*
	4.125%, 09/15/25	134,026
133,000	Trinseo Materials Operating, SCA*
	5.375%, 09/01/25	140,054
	United States Steel Corp.
496,000	8.375%, 07/01/21*	545,047
133,000	6.875%, 08/15/25^	135,272
33,000	Warrior Met Coal, Inc.*
	8.000%, 11/01/24	33,854
		13,384,910

	Real Estate (0.2%)
14,000	Crescent Communities, LLC/Crescent Ventures, Inc.*
	8.875%, 10/15/21	14,892
	iStar, Inc.
253,000	6.000%, 04/01/22	265,105
71,000	4.625%, 09/15/20	72,579
538,000	MPT Operating Partnership, LP / MPT Finance Corp.
	5.000%, 10/15/27	552,599
		905,175

	Telecommunication Services (2.0%)
248,000	Altice Financing, SA*
	7.500%, 05/15/26	272,595
343,000	CB Escrow Corp.*
	8.000%, 10/15/25	355,905
1,244,000	CSC Holdings, LLC*µ^
	5.500%, 04/15/27	1,284,654
1,160,000	Embarq Corp.µ
	7.995%, 06/01/36	1,174,767
1,620,000	Frontier Communications Corp.
	9.000%, 08/15/31	1,264,847
300,000	Hughes Satellite Systems Corp.
	6.625%, 08/01/26	318,072
	Intelsat Jackson Holdings, SA
553,000	9.750%, 07/15/25*^	557,419
395,000	7.500%, 04/01/21^	375,744
243,000	8.000%, 02/15/24*	259,190
PRINCIPAL
AMOUNT		VALUE
324,000	Qwest Corp.
	6.875%, 09/15/33	$320,063
148,000	SBA Communications Corp.*
	4.000%, 10/01/22	150,325
2,192,000	Sprint Corp.^
	7.625%, 02/15/25	2,411,737
739,000	T-Mobile USA, Inc.
	6.625%, 04/01/23	776,711
313,000	United States Cellular Corp.
	6.700%, 12/15/33	330,888
	Windstream Services, LLC
367,000	7.750%, 10/01/21	279,660
214,000	7.750%, 10/15/20	191,783
		10,324,360

	Utilities (0.2%)
543,000	Dynegy, Inc.*^
	8.125%, 01/30/26	604,226
	NGPL PipeCo, LLC*
143,000	4.875%, 08/15/27^	148,938
143,000	4.375%, 08/15/22	146,961
272,000	PPL Capital Funding, Inc.µ^‡
	3.998%, 03/30/67
	3 mo. USD LIBOR + 2.67%	269,103
		1,169,228
	TOTAL CORPORATE BONDS
	(Cost $111,163,965)	111,575,084

CONVERTIBLE BONDS (91.7%)
	Consumer Discretionary (14.7%)
2,000,000	Ctrip.com International, Ltd.
	1.000%, 07/01/20	2,183,760
6,000,000	DISH Network Corp.*
	2.375%, 03/15/24	5,754,360
4,746,000	Liberty Expedia Holdings, Inc.*^
	1.000%, 06/30/47	4,863,748
	Liberty Interactive, LLC
5,498,000	1.750%, 09/30/46*	6,233,825
835,000	4.000%, 11/15/29	574,004
825,000	3.750%, 02/15/30	572,740
	Liberty Media Corp.
5,825,000	1.375%, 10/15/23	7,013,154
3,400,000	2.250%, 09/30/46^	3,557,301
3,500,000	Liberty Media Corp. / Liberty Formula One*
	1.000%, 01/30/23	4,190,987
3,000,000	Marriott Vacations Worldwide Corp.*
	1.500%, 09/15/22	3,251,520
7,000,000	Priceline Group, Inc.^
	0.350%, 06/15/20	10,423,910
19,950,000	Tesla, Inc.
	1.250%, 03/01/21	22,196,869

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	13

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT			VALUE
1,750,000		Wayfair, Inc.*
		0.375%, 09/01/22	$1,713,609
2,750,000		Weatherford International, Ltd.^
		5.875%, 07/01/21	2,777,033
			75,306,820

		Energy (2.8%)
6,750,000		Nabors Industries, Inc.*^
		0.750%, 01/15/24	4,992,975
4,850,000		PDC Energy, Inc.
		1.125%, 09/15/21	4,772,594
4,700,000		SM Energy Company^
		1.500%, 07/01/21	4,530,870
			14,296,439

		Financials (6.2%)
7,500,000		Ares Capital Corp.
		4.375%, 01/15/19	7,683,750
1,500,000		Blackstone Mortgage Trust, Inc.
		4.375%, 05/05/22	1,522,568
2,000,000		Colony Capital, Inc.^
		3.875%, 01/15/21	2,018,100
4,150,000	CAD	Element Fleet Management Corp.*
		4.250%, 06/30/20	3,261,808
2,982,000		IAC FinanceCo, Inc.*^
		0.875%, 10/01/22	3,228,760
2,200,000		Jefferies Group, Inc.
		3.875%, 11/01/29	2,208,371
2,900,000		MGIC Investment Corp.*
		9.000%, 04/01/63	3,988,964
		Prospect Capital Corp.
2,300,000		5.750%, 03/15/18	2,337,939
2,000,000		4.750%, 04/15/20^	2,006,910
3,450,000		TCP Capital Corp.
		4.625%, 03/01/22	3,569,646
			31,826,816

		Health Care (12.3%)
		BioMarin Pharmaceutical, Inc.^
3,400,000		1.500%, 10/15/20	3,870,713
2,900,000		0.750%, 10/15/18	3,064,242
3,165,000		Emergent Biosolutions, Inc.
		2.875%, 01/15/21	4,600,248
3,350,000		Evolent Health, Inc.*
		2.000%, 12/01/21	3,588,319
2,400,000		Flexion Therapeutics, Inc.*
		3.375%, 05/01/24	2,730,768
4,500,000		Hologic, Inc.^**
		2.000%, 03/01/42	5,584,162
		Innoviva, Inc.
3,250,000		2.125%, 01/15/23	2,998,596
3,000,000		2.500%, 08/15/25*	2,915,340
PRINCIPAL
AMOUNT		VALUE
3,450,000	Insulet Corp.^
	1.250%, 09/15/21	$4,097,858
2,500,000	Ionis Pharmaceuticals, Inc.
	1.000%, 11/15/21	2,823,938
2,555,000	Ironwood Pharmaceuticals, Inc.
	2.250%, 06/15/22	3,008,564
4,500,000	Jazz Investments I, Ltd.^
	1.875%, 08/15/21	4,660,177
1,500,000	Medicines Company
	2.750%, 07/15/23	1,409,408
5,250,000	Medidata Solutions, Inc.
	1.000%, 08/01/18	7,000,849
2,750,000	Molina Healthcare, Inc.^
	1.625%, 08/15/44	3,419,872
1,750,000	Neurocrine Biosciences, Inc.*^
	2.250%, 05/15/24	2,016,210
4,550,000	NuVasive, Inc.
	2.250%, 03/15/21	5,271,903
		63,061,167

	Industrials (8.3%)
2,500,000	Air Lease Corp.
	3.875%, 12/01/18	3,826,812
3,500,000	Air Transport Services Group, Inc.*
	1.125%, 10/15/24	3,687,128
3,300,000	Atlas Air Worldwide Holdings, Inc.^
	2.250%, 06/01/22	3,835,821
5,800,000	Dycom Industries, Inc.^
	0.750%, 09/15/21	6,755,086
	Greenbrier Companies, Inc.
3,500,000	2.875%, 02/01/24*^	4,093,407
1,750,000	3.500%, 04/01/18	2,582,493
2,250,000	Kaman Corp.*
	3.250%, 05/01/24	2,441,633
6,750,000	Pacira Pharmaceuticals, Inc.*^
	2.375%, 04/01/22	6,286,174
3,500,000	Trinity Industries, Inc.
	3.875%, 06/01/36	4,875,272
3,400,000	Tutor Perini Corp.
	2.875%, 06/15/21	3,910,714
		42,294,540

	Information Technology (43.5%)
5,250,000	Altaba, Inc.
	0.000%, 12/01/18	7,235,025
2,750,000	Blackhawk Network Holdings, Inc.^
	1.500%, 01/15/22	2,760,148
4,435,000	Citrix Systems, Inc.^
	0.500%, 04/15/19	5,444,495
2,300,000	Cypress Semiconductor Corp.^
	4.500%, 01/15/22	3,089,050
3,976,000	Finisar Corp.*^
	0.500%, 12/15/36	3,807,974

14	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
5,750,000	II-VI, Inc.*^
	0.250%, 09/01/22	$6,716,719
7,175,000	Inphi Corp.^
	0.750%, 09/01/21	7,471,722
	Intel Corp.
5,900,000	3.250%, 08/01/39^	12,869,729
5,200,000	3.493%, 12/15/35~	8,753,290
2,500,000	Knowles Corp.
	3.250%, 11/01/21	2,944,813
7,000,000	Lumentum Holdings, Inc.*^
	0.250%, 03/15/24	8,954,190
12,000,000	Microchip Technology, Inc.*~
	1.625%, 02/15/27	15,123,480
10,500,000	Micron Technology, Inc.
	3.000%, 11/15/43	16,303,560
3,500,000	Nice Systems, Inc.*^
	1.250%, 01/15/24	3,990,350
2,675,000	Novellus Systems, Inc.~
	2.625%, 05/15/41	16,560,858
	ON Semiconductor Corp.^
6,010,000	1.000%, 12/01/20	7,777,301
3,500,000	1.625%, 10/15/23*	4,371,937
3,500,000	OSI Systems, Inc.*
	1.250%, 09/01/22	3,685,272
875,000	Palo Alto Networks, Inc.^	1,223,653
3,250,000	Pandora Media, Inc.
	1.750%, 12/01/20	3,036,394
4,750,000	Proofpoint, Inc.^
	0.750%, 06/15/20	6,123,225
7,000,000	RealPage, Inc.*^
	1.500%, 11/15/22	8,580,145
2,625,000	Red Hat, Inc.
	0.250%, 10/01/19	4,360,256
3,275,000	Rovi Corp.^
	0.500%, 03/01/20	3,196,662
7,700,000	Salesforce.com, Inc.
	0.250%, 04/01/18	11,838,172
3,500,000	Servicenow, Inc.*^	3,942,435
3,500,000	Silicon Laboratories, Inc.*^
	1.375%, 03/01/22	4,215,540
3,000,000	Square, Inc.*^
	0.375%, 03/01/22	5,086,635
9,600,000	SunEdison, Inc.*@
	0.250%, 01/15/20	224,928
2,482,000	Synaptics, Inc.*^
	0.500%, 06/15/22	2,233,043
4,500,000	Synchronoss Technologies, Inc.^
	0.750%, 08/15/19	4,184,032
3,325,000	Teradyne, Inc.*^
	1.250%, 12/15/23	4,786,786
3,500,000	Veeco Instruments, Inc.^
	2.700%, 01/15/23	3,227,613
PRINCIPAL
AMOUNT		VALUE
3,500,000	Viavi Solutions, Inc.*
	1.000%, 03/01/24	$3,508,382
3,000,000	Weibo Corp.*
	1.250%, 11/15/22	3,137,625
12,250,000	Workday, Inc.*
	0.250%, 10/01/22	12,429,585
		223,195,024

	Materials (1.3%)
3,000,000	Royal Gold, Inc.^
	2.875%, 06/15/19	3,292,905
3,200,000	RTI International Metals, Inc.^
	1.625%, 10/15/19	3,543,552
		6,836,457

	Real Estate (1.9%)
1,500,000	Empire State Realty OP, LP*
	2.625%, 08/15/19	1,648,155
3,400,000	Starwood Property Trust, Inc.
	4.375%, 04/01/23	3,464,872
4,200,000	Starwood Waypoint Homes*
	3.500%, 01/15/22	4,696,419
		9,809,446

	Utilities (0.7%)
3,400,000	NRG Yield, Inc.*
	3.250%, 06/01/20	3,400,816
	TOTAL CONVERTIBLE BONDS
	(Cost $467,702,560)	470,027,525

SYNTHETIC CONVERTIBLE SECURITIES (1.3%)¤
CORPORATE BONDS (1.1%)
	Consumer Discretionary (0.3%)
19,000	Altice US Finance I Corp.*µ
	5.500%, 05/15/26	19,774
13,000	AV Homes, Inc.
	6.625%, 05/15/22	13,521
16,000	Beverages & More, Inc.*
	11.500%, 06/15/22	14,421
	CCO Holdings, LLC / CCO Holdings
	Capital Corp.*
32,000	5.125%, 05/01/27	32,292
7,000	5.000%, 02/01/28	6,953
25,000	Century Communities, Inc.*
	5.875%, 07/15/25	25,261
17,000	CRC Escrow Issuer, LLC*
	5.250%, 10/15/25	17,125
118,000	Dana Financing Luxembourg Sarl*
	6.500%, 06/01/26	128,485
	DISH DBS Corp.
48,000	6.750%, 06/01/21	50,462
25,000	5.875%, 11/15/24^	25,035

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	15

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
10,000	Eldorado Resorts, Inc.
	6.000%, 04/01/25	$10,584
47,000	ESH Hospitality, Inc.*^
	5.250%, 05/01/25	48,702
103,000	GameStop Corp.*µ^
	6.750%, 03/15/21	107,997
16,000	goeasy, Ltd.*
	7.875%, 11/01/22	16,451
188,000	Goodyear Tire & Rubber Companyµ
	8.750%, 08/15/20	218,631
3,000	Guitar Center, Inc.*
	6.500%, 04/15/19	2,810
16,000	Horizon Pharma, Inc. / Horizon Pharma
	USA, Inc.*
	8.750%, 11/01/24	16,766
69,000	L Brands, Inc.
	6.875%, 11/01/35	68,629
15,000	Lions Gate Entertainment Corp.*
	5.875%, 11/01/24	15,920
16,000	M/I Homes, Inc.
	5.625%, 08/01/25	16,348
188,000	MGM Resorts International
	6.750%, 10/01/20	207,305
69,000	Neiman Marcus Group Ltd., LLC*^
	8.000%, 10/15/21	40,753
	Netflix, Inc.
154,000	5.500%, 02/15/22	165,762
10,000	4.875%, 04/15/28*	9,958
16,000	Penske Automotive Group, Inc.
	5.500%, 05/15/26	16,498
	PetSmart, Inc.*
13,000	5.875%, 06/01/25	11,334
3,000	8.875%, 06/01/25^	2,369
	Rite Aid Corp.^
34,000	7.700%, 02/15/27	28,896
27,000	6.125%, 04/01/23*	25,219
29,000	Salem Media Group, Inc.*^
	6.750%, 06/01/24	30,419
22,000	Sally Holdings, LLC / Sally Capital, Inc.^
	5.625%, 12/01/25	21,878
32,000	Time, Inc.*^
	7.500%, 10/15/25	32,193
		1,448,751

	Consumer Staples (0.0%)
17,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC^
	5.750%, 03/15/25	15,032
19,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	10,735
76,000	JBS USA LUX SA / JBS USA Finance, Inc.*
	7.250%, 06/01/21	77,702
PRINCIPAL
AMOUNT		VALUE
	New Albertson’s, Inc.
15,000	7.450%, 08/01/29	$12,574
8,000	8.000%, 05/01/31	6,969
	Pilgrim’s Pride Corp.*
4,000	5.750%, 03/15/25	4,238
3,000	5.875%, 09/30/27	3,122
15,000	Post Holdings, Inc.*
	5.750%, 03/01/27	15,618
		145,990

	Energy (0.1%)
26,000	Calfrac Holdings, LP*
	7.500%, 12/01/20	25,558
13,000	Carrizo Oil & Gas, Inc.
	8.250%, 07/15/25	14,031
17,000	Chesapeake Energy Corp.*
	8.000%, 01/15/25	16,808
3,000	Consol Mining Corp.*
	11.000%, 11/15/25	3,079
4,000	CrownRock, LP / CrownRock Finance, Inc.*
	5.625%, 10/15/25	4,062
31,000	DCP Midstream, LLC*^‡
	5.850%, 05/21/43
	3 mo. USD LIBOR + 3.85%	29,571
7,000	Diamond Offshore Drilling, Inc.^
	7.875%, 08/15/25	7,495
30,000	Energy Transfer Equity, LPµ
	5.500%, 06/01/27	31,791
27,000	Energy Transfer Partners, LPµ‡
	4.394%, 11/01/66
	3 mo. USD LIBOR + 3.02%	24,503
16,000	Genesis Energy, LP / Genesis Energy
	Finance Corp.
	6.500%, 10/01/25	16,266
10,000	Halcon Resources Corp.*
	6.750%, 02/15/25	10,255
26,000	Laredo Petroleum, Inc.
	6.250%, 03/15/23	27,038
16,000	Plains All American Pipeline, LP^‡
	6.125%, 11/15/22
	3 mo. USD LIBOR + 4.11%	16,316
19,000	SESI, LLC*^
	7.750%, 09/15/24	19,683
7,000	SM Energy Company^
	6.750%, 09/15/26	7,201
14,000	Southwestern Energy Company^
	7.500%, 04/01/26	14,563
6,000	Transocean, Inc.*^
	7.500%, 01/15/26	6,193
16,000	Vine Oil & Gas, LP / Vine Oil & Gas
	Finance Corp.*
	8.750%, 04/15/23	15,662

16	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
10,000	Weatherford International, Ltd.
	8.250%, 06/15/23	$10,065
7,000	WildHorse Resource Development Corp.*
	6.875%, 02/01/25	6,999
		307,139

	Financials (0.1%)
44,000	Ally Financial, Inc.µ
	8.000%, 11/01/31	58,275
21,000	Ardonagh Midco 3, PLC*
	8.625%, 07/15/23	22,126
27,000	AssuredPartners, Inc.*
	7.000%, 08/15/25	28,181
43,000	Dell International, LLC / EMC Corp.*µ
	6.020%, 06/15/26	48,058
16,000	Discover Financial Services‡
	5.500%, 10/30/27
	3 mo. USD LIBOR + 3.08%	16,339
13,000	HUB International, Ltd.*
	7.875%, 10/01/21	13,537
25,000	ILFC E-Capital Trust II*µ‡
	4.610%, 12/21/65	24,266
54,000	Jefferies Finance, LLC*^
	7.250%, 08/15/24	55,155
15,000	Ladder Capital Finance Holdings LLLP /
	Ladder Capital Finance Corp.*
	5.250%, 10/01/25	14,996
13,000	Level 3 Financing, Inc.
	5.375%, 05/01/25	13,606
17,000	LPL Holdings, Inc.*
	5.750%, 09/15/25	17,701
23,000	MetLife, Inc.µ
	6.400%, 12/15/66	26,543
29,000	Navient Corp.^
	6.750%, 06/25/25	30,355
14,000	NexBank Capital, Inc.*‡&
	6.375%, 09/30/27	14,147
19,000	Oil Insurance, Ltd.*‡
	4.317%, 01/08/18
	3 mo. USD LIBOR + 2.98%	18,163
40,000	Quicken Loans, Inc.*
	5.750%, 05/01/25	42,445
7,000	Radian Group, Inc.
	4.500%, 10/01/24	7,191
23,000	Springleaf Finance Corp.^
	8.250%, 10/01/23	26,237
8,000	Towne Bank‡
	4.500%, 07/30/27
	3 mo. USD LIBOR + 2.55%	8,261
16,000	Tronox Finance, PLC*
	5.750%, 10/01/25	16,756
12,000	VEREIT Operating Partnership, LPµ
	3.950%, 08/15/27	11,986
		514,324
PRINCIPAL
AMOUNT		VALUE
	Health Care (0.2%)
12,000	Acadia Healthcare Company, Inc.
	6.500%, 03/01/24	$12,727
	Community Health Systems, Inc.^
56,000	7.125%, 07/15/20	48,635
15,000	6.875%, 02/01/22	10,954
33,000	DaVita, Inc.
	5.125%, 07/15/24	33,229
278,000	Endo International, PLC*
	7.250%, 01/15/22	256,386
31,000	Greatbatch, Ltd.*
	9.125%, 11/01/23	33,699
	HCA, Inc.
115,000	5.375%, 02/01/25^	118,637
14,000	7.500%, 11/06/33	15,836
17,000	Magellan Health, Inc.µ
	4.400%, 09/22/24	17,191
27,000	Mallinckrodt International Finance, SA /
	Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	25,306
	Tenet Healthcare Corp.^
30,000	6.750%, 06/15/23	28,214
22,000	5.125%, 05/01/25*	21,403
14,000	Teva Pharmaceutical Finance
	Netherlands III, BV^
	3.150%, 10/01/26	12,402
	Valeant Pharmaceuticals
	International, Inc.*^
123,000	7.250%, 07/15/22	118,269
16,000	5.500%, 11/01/25	16,370
20,000	West Street Merger Sub, Inc.*^
	6.375%, 09/01/25	20,412
		789,670

	Industrials (0.1%)
20,000	Allison Transmission, Inc.*
	4.750%, 10/01/27	20,221
16,000	Beacon Escrow Corp.*
	4.875%, 11/01/25	16,230
11,000	Catalent Pharma Solutions, Inc.*
	4.875%, 01/15/26	11,183
12,000	Covanta Holding Corp.
	5.875%, 03/01/24	12,059
17,000	Delphi Jersey Holdings, PLC*
	5.000%, 10/01/25	17,082
17,000	Fly Leasing, Ltd.^
	5.250%, 10/15/24	17,126
3,000	FXI Holdings, Inc.*
	7.875%, 11/01/24	3,052

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	17

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
50,000	Golden Nugget, Inc.*
	6.750%, 10/15/24	$50,960
14,000	Great Lakes Dredge & Dock Corp.^
	8.000%, 05/15/22	14,789
16,000	H&E Equipment Services, Inc.*
	5.625%, 09/01/25	16,901
3,000	Hertz Corp.*
	7.625%, 06/01/22	3,127
10,000	Icahn Enterprises, LP^
	6.750%, 02/01/24	10,627
9,000	JPW Industries Holding Corp.*
	9.000%, 10/01/24	9,483
25,000	Meritor, Inc.
	6.250%, 02/15/24	26,741
98,000	Michael Baker International, LLC*
	8.250%, 10/15/18	98,278
4,000	Multi-Color Corp.*
	4.875%, 11/01/25	4,039
	Park Aerospace Holdings, Ltd.*
17,000	4.500%, 03/15/23	17,039
13,000	5.500%, 02/15/24^	13,470
19,000	Park-Ohio Industries, Inc.^
	6.625%, 04/15/27	20,655
6,000	Scientific Games International, Inc.*
	5.000%, 10/15/25	6,098
18,000	Tennant Company*
	5.625%, 05/01/25	18,800
25,000	TransDigm, Inc.
	6.500%, 05/15/25	25,836
2,000	Trident Merger Sub, Inc.*
	6.625%, 11/01/25	1,997
3,000	TriMas Corp.*
	4.875%, 10/15/25	3,043
	United Continental Holdings, Inc.
188,000	6.375%, 06/01/18^	192,443
10,000	4.250%, 10/01/22	10,089
	United Rentals North America, Inc.
16,000	4.875%, 01/15/28	16,072
13,000	4.875%, 01/15/28^	13,078
10,000	4.625%, 10/15/25^	10,250
		680,768

	Information Technology (0.1%)
102,000	Alliance Data Systems Corp.*
	6.375%, 04/01/20	103,523
18,000	Cardtronics, Inc.*µ
	5.500%, 05/01/25	17,965
16,000	CBS Radio, Inc.*^
	7.250%, 11/01/24	16,864
PRINCIPAL
AMOUNT		VALUE
16,000	CDK Global, Inc.*µ
	4.875%, 06/01/27	$16,694
25,000	Clear Channel Worldwide Holdings, Inc.^
	7.625%, 03/15/20	24,749
25,000	CommScope Technologies, LLC*µ
	6.000%, 06/15/25	26,486
71,000	First Data Corp.*
	7.000%, 12/01/23	76,066
16,000	Harland Clarke Holdings Corp.*
	8.375%, 08/15/22	16,863
14,000	Nuance Communications, Inc.*
	5.625%, 12/15/26	14,890
17,000	TTM Technologies, Inc.*
	5.625%, 10/01/25	17,333
14,000	VFH Parent, LLC*^
	6.750%, 06/15/22	14,562
		345,995

	Materials (0.1%)
27,000	AK Steel Corp.^
	6.375%, 10/15/25	26,626
24,000	Alcoa Nederland Holding, BV*µ
	7.000%, 09/30/26	27,452
48,000	ArcelorMittal, SA
	7.500%, 10/15/39	60,007
51,000	Ardagh Packaging Finance, PLC /
	Ardagh Holdings USA, Inc.*
	6.000%, 02/15/25	54,186
141,000	Constellium, NV*^
	8.000%, 01/15/23	150,596
13,000	First Quantum Minerals, Ltd.*
	7.250%, 04/01/23	13,802
63,000	Freeport-McMoRan, Inc.
	4.550%, 11/14/24	63,008
165,000	Huntsman International, LLC
	5.125%, 11/15/22	177,468
9,000	Kinross Gold Corp.*^
	4.500%, 07/15/27	9,116
30,000	PBF Holding Company, LLC / PBF
	Finance Corp.*
	7.250%, 06/15/25	31,191
7,000	Steel Dynamics, Inc.*
	4.125%, 09/15/25	7,054
7,000	Trinseo Materials Operating, SCA*
	5.375%, 09/01/25	7,371
	United States Steel Corp.
24,000	8.375%, 07/01/21*	26,373
7,000	6.875%, 08/15/25^	7,120
2,000	Warrior Met Coal, Inc.*
	8.000%, 11/01/24	2,052
		663,422

18	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE

	Real Estate (0.0%)
1,000	Crescent Communities, LLC/Crescent Ventures, Inc.*
	8.875%, 10/15/21	$1,064
	iStar, Inc.
12,000	6.000%, 04/01/22	12,574
4,000	4.625%, 09/15/20	4,089
27,000	MPT Operating Partnership, LP / MPT Finance Corp.
	5.000%, 10/15/27	27,732
		45,459

	Telecommunication Services (0.1%)
12,000	Altice Financing, SA*
	7.500%, 05/15/26	13,190
17,000	CB Escrow Corp.*
	8.000%, 10/15/25	17,640
61,000	CSC Holdings, LLC*µ^
	5.500%, 04/15/27	62,993
57,000	Embarq Corp.µ
	7.995%, 06/01/36	57,726
80,000	Frontier Communications Corp.
	9.000%, 08/15/31	62,462
15,000	Hughes Satellite Systems Corp.
	6.625%, 08/01/26	15,904
	Intelsat Jackson Holdings, SA
27,000	9.750%, 07/15/25*^	27,216
20,000	7.500%, 04/01/21^	19,025
12,000	8.000%, 02/15/24*	12,799
16,000	Qwest Corp.
	6.875%, 09/15/33	15,806
7,000	SBA Communications Corp.*
	4.000%, 10/01/22	7,110
108,000	Sprint Corp.^
	7.625%, 02/15/25	118,826
36,000	T-Mobile USA, Inc.
	6.625%, 04/01/23	37,837
15,000	United States Cellular Corp.
	6.700%, 12/15/33	15,857
	Windstream Services, LLC
18,000	7.750%, 10/01/21	13,716
11,000	7.750%, 10/15/20	9,858
		507,965

	Utilities (0.0%)
27,000	Dynegy, Inc.*^
	8.125%, 01/30/26	30,044
	NGPL PipeCo, LLC*
7,000	4.875%, 08/15/27^	7,291
7,000	4.375%, 08/15/22	7,194
PRINCIPAL
AMOUNT		VALUE
13,000	PPL Capital Funding, Inc.µ^‡
	3.998%, 03/30/67
	3 mo. USD LIBOR + 2.67%	$12,861
		57,390
	TOTAL CORPORATE BONDS	5,506,873

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
PURCHASED OPTIONS (0.2%) #
	Financials (0.2%)
2,000	Bank of America Corp.
200,000	Call, 01/18/19, Strike $25.00	890,000

	Health Care (0.0%)
750	Gilead Sciences, Inc.
75,000	Call, 01/19/18, Strike $85.00	64,875

	Materials (0.0%)
50	Alcoa Corp.
5,000	Call, 01/19/18, Strike $50.00	11,125
	United States Steel Corp.
26
2,600	Call, 11/17/17, Strike $29.00	910
25
2,500	Call, 11/17/17, Strike $27.00	2,063
25
2,500	Call, 11/17/17, Strike $26.00	2,912
		17,010
	TOTAL PURCHASED OPTIONS	971,885
	TOTAL SYNTHETIC
	CONVERTIBLE SECURITIES
	(Cost $6,423,360)	6,478,758

NUMBER OF
SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (24.1%)
	Energy (3.1%)
86,450	Hess Corp.^
	8.000%, 02/01/19	4,772,040
55,800	NuStar Energy, LP‡
	8.500%, 12/15/21
	3 mo. USD LIBOR + 6.77%	1,464,750
151,075	Southwestern Energy Company
	6.250%, 01/15/18	1,923,185
61,000	CenterPoint Energy, Inc.
	(Time Warner, Inc., Charter
	Communications, Time, Inc.)**§
	3.399%, 09/15/29	4,317,092
66,000	WPX Energy, Inc.
	6.250%, 07/31/18	3,379,200
		15,856,267

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	19

Schedule of Investments October 31, 2017

NUMBER OF
SHARES		VALUE
	Financials (8.5%)
164,000	Affiliated Managers Group, Inc.~
	5.150%, 10/15/37	$10,023,483
10,675	Bank of America Corp.^
	7.250%, 12/31/49	13,845,048
17,347	Virtus Investment Partners, Inc.
	7.250%, 02/01/20	1,777,374
13,555	Wells Fargo & Company
	7.500%, 12/31/49	17,757,050
		43,402,955

	Health Care (6.1%)
22,100	Allergan, PLC
	5.500%, 03/01/18	14,225,549
210,225	Anthem, Inc.
	5.250%, 05/01/18	11,200,788
103,500	Becton Dickinson and Company
	6.125%, 05/01/20	5,875,695
		31,302,032

	Industrials (0.7%)
67,000	Rexnord Corp.
	5.750%, 11/15/19	3,855,180

	Real Estate (2.2%)
5,900	Crown Castle International Corp.^
	6.875%, 08/01/20	6,489,469
76,025	Welltower, Inc.
	6.500%, 12/31/49	4,662,613
		11,152,082

	Telecommunication Services (0.8%)
44,325	T-Mobile USA, Inc.
	5.500%, 12/15/17	4,290,660

	Utilities (2.7%)
68,875	DTE Energy Company
	6.500%, 10/01/19	3,790,384
	NextEra Energy, Inc.
105,100	6.123%, 09/01/19	5,990,700
55,000	6.371%, 09/01/18	3,836,250
		13,617,334
	TOTAL CONVERTIBLE
	PREFERRED STOCKS
	(Cost $130,833,901)	123,476,510

COMMON STOCKS (1.1%)
	Consumer Discretionary (0.0%)
5,995	GameStop Corp. - Class A^	112,046

	Energy (0.4%)
22,650	Enterprise Products Partners, LP#	554,925
8,930	Magellan Midstream Partners, LP~#	613,580
17,015	Spectra Energy Partners, LP#	733,687
NUMBER OF
SHARES		VALUE
4,965	Targa Resources Corp.	$206,048
		2,108,240

	Health Care (0.7%)
17,157	Illumina, Inc.~#	3,520,445
	TOTAL COMMON STOCKS
	(Cost $6,290,212)	5,740,731

EXCHANGE-TRADED FUNDS (1.0%)
	Other (1.0%)
144,300	SPDR Barclays Capital High Yield Bond ETF
	(Cost $5,378,537)	5,373,732

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
	Consumer Discretionary (0.1%)
45	Priceline Group, Inc.
4,500	Put, 06/15/18, Strike $1,900.00	619,875

	Information Technology (0.0%)
2,825	Intel Corp.
282,500	Put, 01/19/18, Strike $40.00	74,862

	Materials (0.0%)
50	Alcoa Corp.
5,000	Put, 01/19/18, Strike $42.00	5,125
25	United States Steel Corp.
2,500	Put, 11/17/17, Strike $21.00	913
		6,038
	TOTAL PURCHASED OPTIONS
	(Cost $935,264)	700,775

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENTS (5.2%)
13,419,229	Fidelity Prime Money Market Fund - Institutional Class	13,423,254
13,420,019	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	13,420,019
	TOTAL SHORT TERM INVESTMENTS
	(Cost $26,844,424)	26,843,273
	TOTAL INVESTMENTS (146.3%)
	(Cost $755,572,223)	750,216,388
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.5%)		(64,000,000)
LIABILITIES, LESS OTHER ASSETS (-33.8%)		(173,479,487)
NET ASSETS (100.0%)		$512,736,901

20	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
WRITTEN OPTIONS (-0.3%) #
	Consumer Discretionary (0.0%)
45	Priceline Group, Inc.
4,500	Put, 06/15/18, Strike $1,650.00	$(232,425)
	Health Care (0.0%)
125	Illumina, Inc.
12,500	Call, 12/15/17, Strike $220.00	(40,625)
375	Nuvasive, Inc.
37,500	Call, 12/15/17, Strike $60.00	(37,500)
		(78,125)
	Information Technology (-0.3%)
260	Lam Research Corp.
26,000	Call, 11/17/17, Strike $185.00	(631,800)
400	Lumentum Holdings, Inc.
40,000	Call, 12/15/17, Strike $70.00	(124,000)
1,000	Micron Technology, Inc.
100,000	Call, 11/17/17, Strike $39.00	(562,500)
		(1,318,300)
	Materials (0.0%)
50	Alcoa Corp.
5,000	Put, 01/19/18, Strike $47.00	(13,375)
25	United States Steel Corp.
2,500	Put, 11/17/17, Strike $25.00	(3,313)
		(16,688)
	TOTAL WRITTEN OPTIONS
	(Premium $836,295)	(1,645,538)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $13,618,956 (see Note 6 –Notes Payable).

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2017.

&	Illiquid security.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2017.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $8,824,120.

@	In default status and considered non-income producing.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

CAD Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	21

Statement of Assets and Liabilities October 31, 2017

ASSETS
Investments in securities, at value (cost $755,572,223)	$750,216,388
Restricted cash for short positions (interest bearing)	108,370
Receivables:
Accrued interest and dividends	4,338,552
Investments sold	2,527,182
Prepaid expenses	64,158
Other assets	11,456
Total assets	757,266,106

LIABILITIES
Due to custodian bank	212,321
Options written, at value (premium $836,295)	1,645,538
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,560,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $676,573) (Note 7)	63,323,427
Payables:
Notes payable	169,000,000
Investments purchased	9,194,919
Affiliates:
Investment advisory fees	629,937
Deferred compensation to trustees	11,456
Financial accounting fees	7,306
Trustees’ fees and officer compensation	9,213
Other accounts payable and accrued liabilities	495,088
Total liabilities	244,529,205
NET ASSETS	$512,736,901

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 24,384,692 shares issued and outstanding	$530,783,691
Undistributed net investment income (loss)	(7,259,280)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(4,621,163)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	(6,166,347)
NET ASSETS	$512,736,901
Net asset value per common shares based upon 24,384,692 shares issued and outstanding	$21.03

22	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Year Ended October 31, 2017

INVESTMENT INCOME
Interest	$23,814,784
Dividends	7,869,509
Securities lending income	60,243
Dividend taxes withheld	(6,825)
Total investment income	31,737,711

EXPENSES
Investment advisory fees	6,933,600
Interest expense on Notes Payable (Note 6)	2,855,123
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	404,981
Legal fees	110,900
Financial accounting fees	80,625
Printing and mailing fees	57,135
Trustees’ fees and officer compensation	54,773
Accounting fees	52,386
Audit fees	35,730
Transfer agent fees	26,772
Custodian fees	22,971
Dividend or interest expense on short positions	10,082
Registration fees	5,505
Other	69,703
Total expenses	10,720,286
NET INVESTMENT INCOME (LOSS)	21,017,425

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	21,274,532
Purchased options	2,880,955
Foreign currency transactions	(1,344)
Written options	(941,886)
Short positions	(648,236)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	42,710,857
Purchased options	(850,818)
Foreign currency translations	(120)
Written options	(907,611)
NET GAIN (LOSS)	63,516,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,533,754

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	23

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016

OPERATIONS
Net investment income (loss)	$21,017,425	$21,580,879
Net realized gain (loss)	22,564,021	(30,090,960)
Change in unrealized appreciation/(depreciation)	40,952,308	6,975,295
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	84,533,754	(1,534,786)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(22,387,946)	(24,035,500)
Net realized gains	—	(286,544)
Return of capital	(26,478,976)	(24,544,878)
Net decrease in net assets from distributions to common shareholders	(48,866,922)	(48,866,922)
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,666,832	(50,401,708)

NET ASSETS
Beginning of year	$477,070,069	$527,471,777
End of year	$512,736,901	$477,070,069
Undistributed net investment income (loss)	$(7,259,280)	$(5,587,434)

24	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows Year Ended October 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$84,533,754
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(533,481,420)
Net purchases of short term investments	(15,175,755)
Purchases of securities to cover securities sold short	(3,814,127)
Proceeds paid on closing written options	(5,236,922)
Proceeds from disposition of investment securities, including purchased options	548,334,977
Proceeds from securities sold short	3,165,891
Premiums received from written options	4,389,963
Amortization and accretion of fixed-income securities	(8,204,020)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	15,726
Net realized gains/losses from investments, excluding purchased options	(21,277,299)
Net realized gains/losses from purchased options	(2,880,955)
Net realized gains/losses from short positions	648,236
Net realized gains/losses from written options	941,886
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(42,710,857)
Change in unrealized appreciation or depreciation on purchased options	850,818
Change in unrealized appreciation or depreciation on written options	907,611
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	117,679
Restricted cash for short positions (interest bearing)	(108,370)
Prepaid expenses	(52,460)
Other assets	817
Increase/(decrease) in liabilities:
Payables to affiliates	53,938
Other accounts payable and accrued liabilities	327,789
Net cash provided by/(used in) operating activities	$11,346,900

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(48,866,922)
Proceeds from preferred shares sold	64,000,000
Offering costs on Mandatory Redeemable Preferred Shares	(692,299)
Net increase/(decrease) in due to custodian bank	212,321
Repayment of note payable	(26,000,000)
Net cash provided by/(used in) financing activities	$(11,346,900)
Net increase/(decrease) in cash	$—
Cash at beginning of year	$—
Cash at end of year	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$2,540,550
Cash paid for interest expense and amortization of offering costs on mandatory Redeemable Preferred Shares	$404,981

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50%of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

26	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $11,456 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2017. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2017 were as follows:

Cost of purchases	$529,469,782
Proceeds from sales	547,057,485

The cost basis of investments for federal income tax purposes at October 31, 2017 was as follows:

Cost basis of investments	$754,669,075
Gross unrealized appreciation	42,486,136
Gross unrealized depreciation	(48,584,361)
Net unrealized appreciation (depreciation)	$(6,098,225)

28	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2017, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(25,735,060)
Undistributed net investment income/(loss)	26,177,651
Accumulated net realized gain/(loss) on investments	(442,591)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
Distributions paid from:
Ordinary income	$22,777,201	$24,035,500
Long-term capital gains	—	286,544
Return of capital	26,478,976	24,544,878

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(11,930,727)
Net unrealized gains/(losses)	(6,099,494)
Total accumulated earnings/(losses)	(18,030,221)
Other	(16,569)
Paid-in-capital	530,783,691
Net assets applicable to common shareholders	$512,736,901

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	29

Notes to Financial Statements

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2017.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2017, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

30	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2017, the Fund had no outstanding interest rate swap contracts.

As of October 31, 2017, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$1,672,660	$—
Written Options(2)	—	1,645,538
	$1,672,660	$1,645,538

(1) Generally, the statement of assets and liabilities location for Options purchased is Investments in securities, at value.

(2) Generally, the statement of assets and liabilities location for Options written is Options written, at value.

For the year ended October 31, 2017, the volume of derivative activity for the Fund is reflected below:*

VOLUME
Options purchased	8,673
Options written	12,426

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $270.0 million, and provides for securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2017, the average borrowings under the Agreement were $190.4 million. For the year ended October 31, 2017, the average interest rate was 2.06%. As of October 31, 2017, the amount of total outstanding borrowings was $169.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2017 was 1.04%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against borrowings under the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2017, the Fund used approximately $159.9 million of its cash collateral to offset borrowings under the SSB Agreement, representing 21.4% of managed assets, and was required to pay a “net income” payment equal to an annualized

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	31

Notes to Financial Statements

interest rate of 0.99%, which can fluctuate depending on interest rates. As of October 31, 2017, approximately $156.4 million of securities were on loan ($153.1 million of fixed income securities and $3.3 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,560,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $64.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2017.

SERIES	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000’S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series A	9/06/22	3.70%	850	$25	$21,250,000
Series B	9/06/24	4.00%	850	$25	$21,250,000
Series C	9/06/27	4.24%	860	$25	$21,500,000
				Total	$64,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” with the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

32	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 24,384,692 shares outstanding at October 31, 2017.

Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
Beginning shares	24,384,692	24,384,692
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	24,384,692	24,384,692

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 10 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

●	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

●	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

●	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$111,575,084	$—	$111,575,084
Convertible Bonds	—	470,027,525	—	470,027,525
Synthetic Convertible Securities (Corporate Bonds)	—	5,506,873	—	5,506,873
Synthetic Convertible Securities (Purchased Options)	971,885	—	—	971,885
Convertible Preferred Stocks	105,345,551	18,130,959	—	123,476,510
Common Stocks U.S.	5,740,731	—	—	5,740,731
Exchange-Traded Funds	5,373,732	—	—	5,373,732
Purchased Options	700,775	—	—	700,775
Short Term Investments	26,843,273	—	—	26,843,273
Total	$144,975,947	$605,240,441	$—	$750,216,388
Liabilities:
Written Options	$1,645,538	$—	$—	$1,645,538
Total	$1,645,538	$—	$—	$1,645,538

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	33

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2017	2016	MARCH 27, 2015● THROUGH OCTOBER 31, 2015
Net asset value, beginning of year	$19.56	$21.63	$23.88	(a)
Income from investment operations:
Net investment income (loss)*	0.86	0.89	0.48
Net realized and unrealized gain (loss)	2.61	(0.96)	(1.84)
Total from investment operations	3.47	(0.07)	(1.36)
Less distributions to common shareholders from:
Net investment income	(0.91)	(0.99)	(0.84)
Net realized gains	—	— (b)	—
Return of capital	(1.09)	(1.01)	—
Total distributions	(2.00)	(2.00)	(0.84)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	(0.05)
Net asset value, end of year	$21.03	$19.56	$21.63
Market value, end of year	$20.49	$17.83	$19.28
Total investment return based on:(c)
Net asset value	19.19%	1.03%	(5.78)%
Market value	27.40%	3.32%	(19.79)%
Net assets, end of year (000)	$512,737	$477,070	$527,472
Ratios to average net assets applicable to common shareholders:
Net expenses(e)	2.17%	2.02%	1.91	%(d)
Net investment income (loss)	4.26%	4.48%	3.65	%(d)
Portfolio turnover rate	78%	40%	23%
Average commission rate paid	$0.0212	$0.0233	$0.0198
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$64,000	$—	$—
Notes Payable (000’s omitted)	$169,000	$195,000	$220,000
Asset coverage per $1,000 of loan outstanding(f)	$4,413	$3,447	$3,398
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(g)	$291	$—	$—

●	Commencement of operations.

*	Net investment income calculated based on average shares method.

(a)	Net of sales load of $1.125 on initial shares issued and beginning net asset value of $23.875.

(b)	Amount is less than $0.01.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Annualized.

(e)	Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.51%, 1.52% and 1.56% for the year ended October 31, 2017, the year ended October 31, 2016, and the period ended October 31, 2015, respectively.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the number of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

34	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Dynamic Convertible and Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Dynamic Convertible and Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 27, 2015 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Dynamic Convertible and Income Fund as of October 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 27, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 15, 2017

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	35

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2017, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through September 30, 2018, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2017, except where otherwise noted.  Where available, the Board considered one-, three-, five- and ten-year performance.   To the extent the Board considered data for periods other than those ending on March 31, 2017 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

The Board considered that, while the Fund underperformed its Category median for the one-year period, the Fund only commenced operations in March 2015. The Board also took into account that the Fund ranked in the 1st percentile for the year-to-date period ended May 31, 2017. The Board noted, therefore, that it would be prudent to allow the Adviser additional time to develop its long-term performance record with the Fund.

36	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	37

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2018, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $5,075,502 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2017.

Under Section 854(b)(2) of the Code, the Fund hereby designates 16.75% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017.

38	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	23	Founder, Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook, Illinois community bank)

William R. Rybak, (1951)	Trustee (since 2002)	23	Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.); Director, Private Bancorp (2003-2017); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC** (since January 2007); Trustee, Lewis University (since October 2012); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 118 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

****	Overseeing eleven portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	39

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since March 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; Vice President, Fund Administration, (since 2013)

Robert Behan, (1964)	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

40	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

●	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

●	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

●	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

●	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-capstocks.

●	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

●	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	41

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

●	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

●	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

●	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

42	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	43

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2017 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
CCDANR 5 2017

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2016	10/31/2017
Audit Fees(a)	$25,460	$26,100
Audit-Related Fees(b)	$20,613	$9,608
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$46,073	$35,708

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2016	10/31/2017
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Founder, Chairman and Global Co-CIO of CALAMOS ADVISORS since August 2016; Chairman and Global CIO since April 2016; Chairman, CEO and Global Co-CIO since April 2013; CEO and Global Co-CIO since 2012; and CEO and Co-CIO prior thereto. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	17,258,980,239	12	653,590,354	2,646	2,053,806,595
John Hillenbrand	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Jon Vacko	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Eli Pars	19	15,508,833,203	12	653,590,354	2,646	2,053,806,595
R. Matthew Freund	12	10,011,551,844	5	184,456,856	0	—

 Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	414,409,727	0	—	0	—
John Hillenbrand	2	414,409,727	0	—	0	—
Jon Vacko	2	414,409,727	0	—	0	—
Eli Pars	2	414,409,727	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2017, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos has been revised as of November 2017 and currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2017, John Hillenbrand, Eli Pars, and Jon Vacko, receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals are also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. Additionally, Messrs. Hillenbrand and Pars has been granted additional deferred bonus and compensation awards

As of October 31, 2017, R. Matthew Freund receives all of his compensation from Calamos. Mr. Freund's compensation consists of base salary, annual short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund's total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund's base salary is guaranteed through March 31, 2019. Mr. Freund is eligible for the LTI program.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

(a)(4) As of October 31, 2017, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	None
R. Matthew Freund	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $2,582,943

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $1,180,040

Rebates paid to borrower: $786,441

(3) Aggregate fees and/or compensation $1,966,481

(4) Net income from securities lending activities: $616,462

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. Under the terms of the Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: January 8, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: January 8, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: January 8, 2018